CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statements (Form S-8 No.
333-06103 and No. 333-72595).



                                 /s/ ARTHUR ANDERSEN LLP
                                 ARTHUR ANDERSEN LLP




Minneapolis, Minnesota,
March 29, 1999